EXHIBIT 99

                                                     COMPUTATIONAL MATERIALS FOR
[LOGO] Merrill Lynch                                             WFMBS 2005-AR14
--------------------------------------------------------------------------------



                              RMBS New Transaction



                             Computational Materials


                         $[1,000,007,822] (approximate)

                                 WFMBS 2005-AR14
                       Mortgage Pass-Through Certificates
                   Adjustable Rate Residential Mortgage Loans


                    Wells Fargo Asset Securities Corporation.
                                     Seller


                             Wells Fargo Bank, N.A.
                                    Servicer



                                 July [15], 2005

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[LOGO] Merrill Lynch                                             WFMBS 2005-AR14
--------------------------------------------------------------------------------

                                IMPORTANT NOTICES

      This document and the information contained herein (the "Computational Materials") are confidential and may not be used by or disclosed to any person other than the person to whom they were originally delivered and such person's legal, tax, financial and/or accounting advisors. If you have received these Computational Materials in error, please notify the sending party immediately by telephone and return the original to such party by mail. Notwithstanding the foregoing, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the securities, and all materials of any kind relating to such federal tax treatment and structure, other than the identity of the issuer and information that would permit the identification of the issuer.

      These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

      Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

      Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

      Although a registration statement (including the prospectus) relating to the securities discussed in these Computational Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities has not been filed with the Securities and Exchange Commission. These Computational Materials shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in these Computational Materials in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in these Computational Materials for definitive information on any matter discussed herein. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

      Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[LOGO] Merrill Lynch                                             WFMBS 2005-AR14
--------------------------------------------------------------------------------
FOR ADDITIONAL INFORMATION PLEASE CALL:

Banking / Deal Management
-------------------------
Matt Whalen                    (212) 449-0752
Paul Park                      (212) 449-6380
Tom Saywell                    (212) 449-2122
Alan Chan                      (212) 449-8140
Fred Hubert                    (212) 449-5071
Alice Chu                      (212) 449-1701
Sonia Lee                      (212) 449-5067
Oleg Saitskiy                  (212) 449-1901
Keith Singletary               (212) 449-9431
Calvin Look                    (212) 449-5029

Trading
-------
Scott Soltas                   (212) 449-3659
Charles Sorrentino             (212) 449-3659
Colin Sheen


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[LOGO] Merrill Lynch                                             WFMBS 2005-AR14
--------------------------------------------------------------------------------

DEAL STRUCTURE SUMMARY:

                                 WFMBS 2005-AR14

            $1,000,007,822 (Approximate, Subject to Final Collateral)
                   Adjustable Rate Residential Mortgage Loans

------------------------------------------------------------------------------------------------------------------------------------
                                                         Pymt Window            Certificate
         Principal or Notional     WAL (Yrs)              (Months)               Interest                              Expected Rtgs
Class           Balance          (Roll/Mat)(1)          (Roll/Mat)(1)              Rates          Tranche Type         [Moody's/S&P]
------------------------------------------------------------------------------------------------------------------------------------
  A-R    $                 100     0.07/0.07             1 - 1/1 - 1                WAC             Super/PT              NR/AAA
  A-1    $         465,616,000     3.18/3.35           1 - 119/1 - 359              WAC          Super Senior/PT          Aaa/AAA
  A-2    $         293,863,000     1.40/1.40            1 - 40/1 - 40               WAC      Super Senior/Sequential      Aaa/AAA
  A-3    $          60,639,000     4.00/4.00           40 - 58/40 - 58              WAC      Super Senior/Sequential      Aaa/AAA
  A-4    $          85,830,000     6.73/6.73          58 - 119/58 - 118             WAC      Super Senior/Sequential      Aaa/AAA
  A-5    $          25,283,000    9.91/12.96         119 - 119/118 - 359            WAC      Super Senior/Sequential      Aaa/AAA
  A-6    $          33,716,000     3.18/3.35           1 - 119/1 - 359              WAC       Super Senior Support        Aaa/AAA
  B-1    $          13,000,000     5.69/6.07           1 - 119/1 - 359              WAC           Subordinated            Aa2/AA
  B-2    $           8,500,000     5.69/6.07           1 - 119/1 - 359              WAC           Subordinated             A2/A
  B-3    $           5,000,000     5.69/6.07           1 - 119/1 - 359              WAC           Subordinated           Baa2/BBB
  B-4    $           3,500,000                                                                    Subordinated             NR/BB
  B-5    $           3,000,000                 Information Not Provided Hereby                    Subordinated             NR/B
  B-6    $           2,000,722                                                                    Subordinated             NR/NR
 Total   $       1,000,007,822
------------------------------------------------------------------------------------------------------------------------------------

(1) The WAL and Payment Windows to Roll for the Class A-R, Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class B-1, Class B-2 and Class B-3 Certificates are shown assuming all loans are paid on their first reset date ("CPB") at pricing speed of 25% CPR. The WAL and Payment Windows to Maturity for the Class A-R, Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class B-1, Class B-2 and Class B-3 Certificates are shown at pricing speed of 25% CPR (as described herein).

(2) The Class A-R, Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class B-1, Class B-2 and Class B-3 Certificates will bear interest at a variable rate (the "Pass-Through Rate") equal to the weighted average of the Net Rates on the Mortgage Loans. The Pass-Through Rate for each class with respect to the first Interest Accrual Period is expected to be approximately [ ]%.


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[LOGO] Merrill Lynch                                             WFMBS 2005-AR14
--------------------------------------------------------------------------------


Depositor:              Wells Fargo Asset Securities Corporation.

Lead Manager:           Merrill Lynch, Pierce, Fenner & Smith Incorporated

Trustee:                Wachovia Bank, National Association.

Rating Agencies:        S&P and Moody's will rate the Offered Certificates. It
                        is expected that the Certificates will be assigned the credit ratings on page 4 of this preliminary Term Sheet.

Cut-off Date:           July 1, 2005.

Pricing Date:           On or about July [ ], 2005.

Settlement Date:        On or about July 29, 2005.

Distribution Dates:     The 25th day of each month (or if not a business day,
                        the next succeeding business day), commencing in August
                        2005.

Certificates:           The "Senior Certificates" will consist of the Class A-R,
                        Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-6 (the "Class A Certificates"). The
                        "Subordinate Certificates" will consist of the Class
                        B-1, Class B-2, Class B-3, Class B-4, Class B-5 and
                        Class B-6 Certificates. The Senior Certificates and the
                        Subordinate Certificates are collectively referred to herein as the "Certificates". Only the Class A, Class
                        B-1, Class B-2 and Class B-3 Certificates (collectively, the "Offered Certificates") are being offered.

Registration:           The Offered Certificates will be made available in
                        book-entry form through DTC, and upon request only, through Clearstream, Luxembourg and the Euroclear system.

Federal Tax Treatment:  It is anticipated that, for federal income tax purposes, the Offered Certificates will represent ownership of REMIC regular interests.

ERISA Eligibility:      The Offered Certificates are expected to be ERISA
                        eligible. Prospective investors should review with their legal advisors whether the purchase and holding of any of the Offered Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA or other similar laws.

SMMEA Treatment:        The Senior Certificates and the Class B-1 Certificates
                        will be "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984.


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[LOGO] Merrill Lynch                                             WFMBS 2005-AR14
--------------------------------------------------------------------------------


Clean-Up Call:          The terms of the transaction allow for an optional
                        termination of the trust and retirement of the Certificates on the date (the "Clean-Up Call Date") on which the aggregate principal balance of the Mortgage
                        Loans is equal to 10% or less of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

Pricing Prepayment
Speed: The Offered Certificates will be priced to a prepayment speed of 25% CPB.

Mortgage Loans:         The trust will consist of a pool of adjustable rate
                        mortgage loans secured by first liens on one- to four-family residential properties. The information on the Mortgage Loans described herein is based on the pool of approximately $1,000,007,822 aggregate statistical principal balance of Mortgage Loans, as of the July 1, 2005 ("Statistical Calculation Date").

                        The Mortgage Loans pay a fixed rate of
                        interest for the first five years and
                        adjust annually thereafter. The
                        Mortgage Loans are subject to a 5.000%
                        interest rate cap on the first
                        adjustment date and a periodic rate
                        cap of 2.000% on each adjustment date
                        thereafter. All of the Mortgage Loans
                        are subject to a maximum mortgage rate
                        equal to the initial mortgage rate
                        plus 5.000%.

                        All of the Mortgage Loans are one-year
                        Treasury indexed Mortgage Loans and
                        substantially have original terms to
                        maturity of 30 years. Approximately
                        76.51% of the Mortgage Loans are
                        scheduled to pay interest only for the
                        first 10 years, after which
                        interest-only term the Mortgage Loans
                        are scheduled to amortize on a 20-year
                        fully amortizing basis. All Mortgage
                        Loans were generally originated in
                        accordance with the related
                        underwriting guidelines specified in
                        the prospectus supplement.

Accrual Period:         The interest accrual period for the Senior and
                        Subordinate Certificates for each Distribution Date will be the calendar month immediately preceding the month in which the Distribution Date occurs on a 30/360 basis.


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[LOGO] Merrill Lynch                                             WFMBS 2005-AR14
--------------------------------------------------------------------------------


Credit Enhancement:     Senior/subordinate, shifting interest structure.

                        -----------------------------------------------------------------------------
                                                                         Bond            Initial
                        Certificates               [Moody's/S&P]        Sizes*        Subordination*
                        -----------------------------------------------------------------------------
                        Senior Certificates           Aaa/AAA            96.50%                3.50%
                        Class B-1                     Aa2/AA              1.30%                2.20%
                        Class B-2                      A2/A               0.85%                1.35%
                        Class B-3                    Baa2/BBB             0.50%                0.85%
                        -----------------------------------------------------------------------------
                        *Preliminary and subject to revision.

Shifting Interest:      Until the Distribution Date occurring before August
                        2012, the Subordinate Certificates will be locked out from receipt of all unscheduled principal (unless the Senior Certificates are paid down to zero or the credit enhancement provided by the Subordinate Certificates has doubled prior to such date as described below). After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate Certificates will receive an increasing portions of unscheduled principal prepayments.

                        The prepayment percentages on the Subordinate Certificates are as follows:

                        August 2005 - July 2012       0% Pro Rata Share
                        August 2012 - July 2013       30% Pro Rata Share
                        August 2013 - July 2014       40% Pro Rata Share
                        August 2014 - July 2015       60% Pro Rata Share
                        August 2015 - July 2016       80% Pro Rata Share
                        August 2016 and after         100% Pro Rata Share

                        Notwithstanding the foregoing, if the credit enhancement provided by the Subordinate Certificates reaches twice the initial subordination, all principal (scheduled principal and prepayments) will be paid pro-rata between the Senior and the Subordinate Certificates (subject to performance triggers). However, if the credit enhancement provided by the Subordinate Certificates has reached twice the initial subordination prior to the Distribution Date in August 2010 (subject to performance triggers), then the Subordinate Certificates will be entitled to only 50% of their pro-rata share of principal (scheduled principal and prepayments).

                        Any principal not allocated to the Subordinate Certificates will be allocated to the Senior Certificates.


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[LOGO] Merrill Lynch                                             WFMBS 2005-AR14
--------------------------------------------------------------------------------


Allocation of
Realized Losses:        Any realized losses from the Mortgage Loans, other than
                        excess losses, will be allocated as follows: first, to the Subordinate Certificates in reverse order of their numerical Class designations, in each case, until the respective class principal balance has been reduced to zero; and second, to the Senior Certificates, pro-rata, until their class principal balances have been reduced to zero; provided however that any realized losses otherwise allocated to the Class A-1, Class A-2, Class
                        A-3, Class A-4 and Class A-5 Certificates will be allocated to the Class A-6 Certificates.

                        Excess losses from the Mortgage Loans (bankruptcy, special hazard and fraud losses in excess of the amounts established by the rating agencies) will be allocated, pro rata, to the Certificates.

Certificates'
Priority
of Distributions:       Distributions on the Certificates will be made on each
                        Distribution Date from available interest and principal collections received during the related due period on the Mortgage Loans, in the following order of priority:

                        1) To the Class A Certificates, accrued and unpaid interest at the respective certificate interest rate;

                        2) To the Class A-R, until the certificate principal balance thereof is reduced to zero, all principal received with respect to the Mortgage Loans (other than any portion of such principal distributable to the Subordinate Certificates pursuant to (5) below).

                        3)  Concurrently as follows:

                              a.    Approximately 51.7500909319829%,
                                    concurrently, to the Class A-1 and Class A-6
                                    Certificates, pro-rata, until the
                                    certificate principal balance thereof is reduced to zero, all principal received with respect to the Mortgage Loans (other than any portion of such principal distributable to the Subordinate Certificates pursuant to
                                    (5) below).

                              b.    Approximately 48.2499090680171%,
                                    sequentially, to the Class A-2, Class A-3,
                                    Class A-4 and Class A-5 Certificates, until the certificate principal balance thereof is reduced to zero, all principal received with respect to the Mortgage Loans (other than any portion of such principal distributable to the Subordinate Certificates pursuant to
                                    (5) below)

                        4) Sequentially to the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, in that order, accrued and unpaid interest at the respective Certificate Interest Rate

                        5) Sequentially to the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, such Class' pro-rata share of principal, until their respective certificate principal balances are reduced to zero as described under "Shifting Interest" above.


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[LOGO] Merrill Lynch                                             WFMBS 2005-AR14
--------------------------------------------------------------------------------


            --------------------------------------------------------
                                 Assumptions:
            --------------------------------------------------------

            --------------------------------------------------------

              25% CPB
              Initial 1 Year Treasury:  3.51%
            --------------------------------------------------------


                      Assumed Mortgage Loan Characteristics
-------------------------------------------------------------------------------------------------------------------------
                                                                 Original   Remaining   Remaining
                                     Current          Net        Term to     Term to    Interest-               Maximum
                    Principal        Mortgage       Mortgage     Maturity   Maturity    Only Term     Gross     Mortgage
    Loan Type       Balance($)       Rate(%)        Rate(%)      (Months)   (Months)    (Months)    Margin(%)   Rate(%)
-------------------------------------------------------------------------------------------------------------------------
 1-Year Treasury  148,315,066.90   5.5809521018   5.3209521018        359         358           0       2.750   10.58095
 1-Year Treasury   85,268,664.72   5.5800930405   5.3200930405        360         359           0       2.750   10.58009
 1-Year Treasury      460,000.00   5.5000000000   5.2400000000        360         359          59       2.750   10.50000
 1-Year Treasury      304,000.00   5.3750000000   5.1150000000        360         359          59       2.750   10.37500
 1-Year Treasury  466,080,278.80   5.6608851910   5.4008851910        360         359         119       2.750   10.66089
 1-Year Treasury  299,045,812.00   5.7041825402   5.4441825402        360         359         119       2.750   10.70418
 1-Year Treasury      534,000.00   5.5000000000   5.2400000000        360         359         179       2.750   10.50000
-------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------
                                                                  Rate
                  Minimum    Initial   Periodic   Next Rate    Adjustment
                  Mortgage    Rate       Rate     Adjustment   Frequency
    Loan Type     Rate(%)    Cap(%)     Cap(%)     (Months)     (Months)
--------------------------------------------------------------------------
 1-Year Treasury     2.750     5.000      2.000          119           12
 1-Year Treasury     2.750     5.000      2.000          119           12
 1-Year Treasury     2.750     5.000      2.000          119           12
 1-Year Treasury     2.750     5.000      2.000          119           12
 1-Year Treasury     2.750     5.000      2.000          119           12
 1-Year Treasury     2.750     5.000      2.000          119           12
 1-Year Treasury     2.750     5.000      2.000          119           12
--------------------------------------------------------------------------


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[LOGO] Merrill Lynch                                             WFMBS 2005-AR14
--------------------------------------------------------------------------------


SELECTED MORTGAGE LOAN DATA
(as of the Cut-Off Date)


                                                                                              All
                                                                                         Mortgage Loans
                                                                                     ----------------------
Number of Mortgage Loans                                                                             1,936
Aggregate Unpaid Principal Balance                                                          $1,000,007,822
Range of Unpaid Principal Balances                                                   $19,267 to $3,000,000
Average Unpaid Principal Balance                                                                  $516,533
Range of Current Mortgage Interest Rates                                                  4.625% to 6.375%
Weighted Average Current Mortgage Interest Rate                                                      5.655%
Weighted Average Current Net Mortgage Interest Rate                                                  5.395%
Range of Remaining Terms to Stated Maturity                                              239 to 360 Months
Weighted Average Remaining Term to Stated Maturity                                              359 Months
Range of Original Loan-to-Value Ratios                                                    11.11% to 95.00%
Weighted Average Original Loan-to-Value Ratio                                                        68.82%
Range of Original Combined Loan-to-Value Ratios                                          11.11% to 100.00%
Weighted Average Original Combined Loan-to-Value Ratio                                               74.86%
Number of Mortgage Loans with Original Loan-to-Value Ratios greater than 80% not
  covered by Primary Mortgage Insurance                                                                  0
Mortgage Loans with Original Loan-to-Value Ratios greater than 80% not covered by
  Primary Mortgage Insurance as a Percentage of Aggregate Unpaid Principal Balance                    0.00%
Number of Mortgage Loans covered by an LPMI Policy                                                       2
Mortgage Loans covered by an LPMI Policy as a Percentage of Aggregate
  Unpaid Principal Balance                                                                            0.07%
Number of Interest Only Loans                                                                        1,499
Interest Only Loans as a Percentage of Aggregate Unpaid Principal Balance                            76.64%
Weighted Average Remaining Interest Only Term                                                   119 Months
Weighted Average Original Loan-to-Value Ratio of Mortgage Loans with Original
 Principal Balances greater than $600,000                                                            66.64%
Maximum Original Loan-to-Value Ratio of Mortgage Loans with Original Principal
  Balances greater than $600,000                                                                     80.00%
Geographic Concentration of Mortgaged Properties Securing Mortgage Loans in Excess
  of 5% of the Aggregate Unpaid Principal Balance
           California                                                                                43.38%
           New York                                                                                   7.70%
           Virginia                                                                                   5.73%
           Florida                                                                                    5.56%
Maximum Five-Digit Zip Code Concentration                                                             0.79%
Earliest Origination Month                                                                       July 2004
Latest Origination Month                                                                         June 2005
Latest Stated Maturity Date                                                                   July 1, 2035
Number of Buy-Down Loans                                                                                 4
Buy-Down Loans as a Percentage of Aggregate Unpaid Principal Balance                                  0.20%
Range of Gross Margins                                                                    2.750% to 2.750%
Weighted Average Gross Margin                                                                        2.750%
Range of Rate Ceilings                                                                   9.625% to 11.375%
Weighted Average Rate Ceiling                                                                       10.655%
Range of Months to First Adjustment Date                                                 109 to 120 Months
Weighted Average Months to First Adjustment Date                                                119 Months
Number of Relocation Mortgage Loans                                                                     66
Relocation Mortgage Loans as a Percentage of Aggregate Unpaid Principal Balance                       3.57%
Number of Subsidy Loans                                                                                  7
Subsidy Loans as a Percentage of Aggregate Unpaid Principal Balance                                   0.44%
Number of Home Asset ManagementSM Account Loans                                                        102
Home Asset ManagementSM Account Loans as a Percentage of Aggregate
 Unpaid Principal Balance                                                                             3.34%
Number of LOC Pledged Asset Mortgage Loans                                                               0
LOC Pledged Asset Mortgage Loans as a Percentage of Aggregate Unpaid Principal
  Balance                                                                                             0.00%
Weighted Average FICO Score(1)                                                                         747

--------------------------------------------------------------------------------
(1) Does not include the Mortgage Loans for which FICO Scores are not available.
--------------------------------------------------------------------------------


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[LOGO] Merrill Lynch                                             WFMBS 2005-AR14
--------------------------------------------------------------------------------

                               MORTGAGE LOAN DATA

                         CURRENT MORTGAGE INTEREST RATES
                                                                   Percentage
                                                                    of Total
                                                 Aggregate         Aggregate
Range of                                           Unpaid            Unpaid
Current Mortgage                                 Principal         Principal
Interest Rates                    Number          Balance           Balance
-------------------------------- --------- --------------------- -------------
4.500% to 4.749% ...............        3  $       1,086,768.64          0.11%
4.750% to 4.999% ...............       15          6,755,133.10          0.68
5.000% to 5.249% ...............       50         29,231,571.93          2.92
5.250% to 5.499% ...............      236        134,925,261.08         13.49
5.500% to 5.749% ...............      615        347,485,688.53         34.75
5.750% to 5.999% ...............      784        385,162,222.66         38.52
6.000% to 6.249% ...............      214         88,241,565.16          8.82
6.250% to 6.375% ...............       19          7,119,611.32          0.71
                                 --------- --------------------- -------------
       Total ...................    1,936  $   1,000,007,822.42        100.00%
                                 ========= ===================== =============


                              DOCUMENTATION LEVELS
                                                                   Percentage
                                                                    of Total
                                                 Aggregate         Aggregate
                                                   Unpaid            Unpaid
                                                 Principal         Principal
Documentation Level               Number          Balance           Balance
-------------------------------- --------- --------------------- -------------
Full Documentation .............      832  $     478,816,838.21         47.88%
Income Verification ............       27         13,250,796.00          1.33
Asset Verification .............      939        451,733,758.01         45.17
No Documentation ...............      138         56,206,430.20          5.62
                                 --------- --------------------- -------------
       Total ...................    1,936  $   1,000,007,822.42        100.00%
                                 ========= ===================== =============


                     REMAINING TERMS TO STATED MATURITY
                                                                   Percentage
                                                                    of Total
                                                 Aggregate         Aggregate
                                                   Unpaid            Unpaid
Remaining Stated                                 Principal         Principal
Term (Months)                     Number          Balance           Balance
-------------------------------- --------- --------------------- -------------
239 ............................        2  $       1,169,636.56          0.12%
349 ............................        1            784,440.89          0.08
353 ............................        1             55,574.97          0.01
354 ............................        4          1,626,780.16          0.16
355 ............................        3          2,373,882.33          0.24
356 ............................       22         11,918,468.85          1.19
357 ............................       43         28,060,131.04          2.81
358 ............................      297        162,377,762.78         16.24
359 ............................    1,544        776,560,767.84         77.66
360 ............................       19         15,080,377.00          1.51
                                 --------- --------------------- -------------
       Total ...................    1,936  $   1,000,007,822.42        100.00%
                                 ========= ===================== =============


                              YEARS OF ORIGINATION
                                                                   Percentage
                                                                    of Total
                                                 Aggregate         Aggregate
                                                   Unpaid            Unpaid
                                                 Principal         Principal
Year of Origination               Number          Balance           Balance
-------------------------------- --------- --------------------- -------------
2004 ...........................        6  $       2,466,796.02          0.25%
2005 ...........................    1,930        997,541,026.40         99.75
                                 --------- --------------------- -------------
       Total ...................    1,936  $   1,000,007,822.42        100.00%
                                 ========= ===================== =============



Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[LOGO] Merrill Lynch                                             WFMBS 2005-AR14
--------------------------------------------------------------------------------

                               MORTGAGE LOAN DATA

                                 PROPERTY TYPES
                                                                      Percentage
                                                                      of Total
                                                       Aggregate       Aggregate
                                                        Unpaid         Unpaid
                                                       Principal      Principal
Property Type                            Number         Balance        Balance
--------------------------------------- --------- ------------------- ----------
Single-family dwellings ...............     1,627  $   842,665,310.99     84.27%
Two-to four-family units ..............        21       10,860,742.21      1.09
Condominiums
  High-rise (greater than four stories)        77       47,921,496.70      4.79
  Low-rise (four stories or less) .....       189       83,628,216.97      8.36
Cooperative Units .....................        22       14,932,055.55      1.49
Manufactured Homes ....................         0                0.00      0.00
                                        --------- ------------------- ---------
       Total ..........................     1,936  $ 1,000,007,822.42    100.00%
                                        ========= =================== =========


                                  GEOGRAPHIC AREAS
                                                                      Percentage
                                                                      of Total
                                                       Aggregate       Aggregate
                                                        Unpaid         Unpaid
                                                       Principal      Principal
Geographic Area                          Number         Balance        Balance
--------------------------------------- --------- ------------------- ----------
Alabama ...............................         5  $     1,278,790.04      0.13%
Alaska ................................         2          570,000.00      0.06
Arizona ...............................        38       13,484,212.96      1.35
Arkansas ..............................         3          609,985.00      0.06
California ............................       729      433,845,637.77     43.38
Colorado ..............................        62       29,908,874.80      2.99
Connecticut ...........................        25       16,884,798.24      1.69
Delaware ..............................        12        5,107,657.88      0.51
District of Columbia ..................        24       12,666,951.80      1.27
Florida ...............................       108       55,594,166.93      5.56
Georgia ...............................        45       14,392,454.86      1.44
Hawaii ................................        12        4,943,585.28      0.49
Idaho .................................         7        4,251,502.01      0.43
Illinois ..............................        60       29,182,143.91      2.92
Indiana ...............................         6        2,628,032.37      0.26
Iowa ..................................         4        1,260,924.03      0.13
Kansas ................................         5        2,338,156.27      0.23
Louisiana .............................         2          837,032.26      0.08
Maine .................................         5        2,554,084.48      0.26
Maryland ..............................        79       34,937,827.26      3.49
Massachusetts .........................        38       19,719,398.22      1.97
Michigan ..............................        17        6,346,254.54      0.63
Minnesota .............................        38       16,365,188.74      1.64
Missouri ..............................        18        7,554,387.21      0.76
Montana ...............................         1          405,150.19      0.04
Nebraska ..............................         7        3,044,959.69      0.30
Nevada ................................        26       11,772,618.44      1.18
New Hampshire .........................         5        2,040,071.98      0.20
New Jersey ............................        84       43,589,310.97      4.36
New Mexico ............................         3          926,200.00      0.09
New York ..............................       125       76,992,992.12      7.70
North Carolina ........................        36       13,178,979.32      1.32
Ohio ..................................        20        5,922,207.76      0.59
Oklahoma ..............................         1          352,000.00      0.04
Oregon ................................        17        4,549,432.26      0.45
Pennsylvania ..........................        34       14,802,159.62      1.48
Rhode Island ..........................         2        1,104,000.00      0.11
South Carolina ........................        11        5,927,067.09      0.59
South Dakota ..........................         2          835,600.00      0.08
Tennessee .............................         2        1,014,475.00      0.10
Texas .................................        19       10,056,816.29      1.01
Utah ..................................         6        4,068,558.28      0.41
Vermont ...............................         1          422,000.00      0.04
Virginia ..............................       126       57,344,350.78      5.73
Washington ............................        53       19,960,500.81      2.00
West Virginia .........................         1          124,960.16      0.01
Wisconsin .............................        10        4,311,364.80      0.43
                                        --------- ------------------- ---------
Total .................................     1,936  $ 1,000,007,822.42    100.00%
                                        ========= =================== =========



                         ORIGINAL LOAN-TO-VALUE RATIOS
                                                                      Percentage
                                                                      of Total
Range of                                               Aggregate       Aggregate
Original                                                Unpaid         Unpaid
Loan-to-Value                                          Principal      Principal
Ratios                                   Number         Balance        Balance
--------------------------------------- --------- ------------------- ----------
50% or less ...........................       202  $   100,383,053.01     10.04%
50.01% to 55.00% ......................        77       49,672,538.55      4.97
55.01% to 60.00% ......................       125       77,753,807.78      7.78
60.01% to 65.00% ......................       151       94,772,568.48      9.48
65.01% to 70.00% ......................       208      133,130,435.20     13.31
70.01% to 75.00% ......................       230      135,293,515.72     13.53
75.01% to 80.00% ......................       917      401,775,211.12     40.18
80.01% to 85.00% ......................         2          445,000.00      0.04
85.01% to 90.00% ......................        10        2,771,865.91      0.28
90.01% to 95.00% ......................        14        4,009,826.65      0.40
                                        --------- ------------------- ---------
       Total ..........................     1,936  $ 1,000,007,822.42    100.00%
                                        ========= =================== =========



                                   FICO SCORES
                                                        Percentage     Weighted
                                                         of Total      Average
                                        Aggregate        Aggregate     Original
                                         Unpaid           Unpaid       Loan-to-
Range of                                Principal        Principal      Value
FICO Scores              Number          Balance          Balance       Ratio
----------------------- --------- ------------------- -------------- -----------
300 to 350.............         0  $             0.00          0.00%       0.00%
351 to 400.............         0                0.00          0.00        0.00
401 to 450.............         0                0.00          0.00        0.00
451 to 500.............         0                0.00          0.00        0.00
501 to 550.............         0                0.00          0.00        0.00
551 to 600.............         0                0.00          0.00        0.00
601 to 650.............        20        9,705,295.67          0.97       75.38
651 to 700.............       309      148,854,027.48         14.89       70.43
701 to 750.............       584      310,321,989.86         31.03       69.01
751 to 800.............       885      473,126,194.63         47.31       68.48
801 to 850.............       138       58,000,314.78          5.80       65.41
Not Available .........         0                0.00          0.00        0.00
                        --------- ------------------- -------------- -----------
   Total/Weighted
       Average.........     1,936  $ 1,000,007,822.42        100.00%      68.82%
                        ========= =================== ============== ===========


                           ORIGINAL PRINCIPAL BALANCES
                                                                      Percentage
                                                                      of Total
                                                       Aggregate       Aggregate
                                                        Unpaid         Unpaid
Range of Original                                      Principal      Principal
Principal Balances                       Number         Balance        Balance
--------------------------------------- --------- ------------------- ----------
Less than or equal to $50,000 .........         1           40,000.00      0.00%
$50,001 to $100,000 ...................        17        1,470,122.75      0.15
$100,001 to $150,000 ..................        53        6,893,187.18      0.69
$150,001 to $200,000 ..................        94       16,518,840.80      1.65
$200,001 to $250,000 ..................       102       23,030,193.77      2.30
$250,001 to $300,000 ..................       105       29,094,829.50      2.91
$300,001 to $350,000 ..................        96       31,435,781.13      3.14
$350,001 to $400,000 ..................       236       89,081,175.56      8.91
$400,001 to $450,000 ..................       240      102,141,943.82     10.21
$450,001 to $500,000 ..................       192       92,097,191.24      9.21
$500,001 to $550,000 ..................       171       89,957,264.16      9.00
$550,001 to $600,000 ..................       114       66,043,015.21      6.60
$600,001 to $650,000 ..................       108       67,075,449.45      6.71
$650,001 to $700,000 ..................        61       40,911,144.56      4.09
$700,001 to $750,000 ..................        51       36,815,140.33      3.68
$750,001 to $800,000 ..................        54       42,057,301.82      4.21
$800,001 to $850,000 ..................        36       29,936,327.01      2.99
$850,001 to $900,000 ..................        29       25,553,326.36      2.56
$900,001 to $950,000 ..................        24       22,328,980.55      2.23
$950,001 to $1,000,000 ................        85       84,634,002.96      8.46
Over $1,000,000 .......................        67      102,892,604.26     10.29
                                        --------- ------------------- ---------
       Total ..........................     1,936    1,000,007,822.42    100.00%
                                        ========= =================== =========



Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[LOGO] Merrill Lynch                                             WFMBS 2005-AR14
--------------------------------------------------------------------------------

                               MORTGAGE LOAN DATA

                                   ORIGINATORS
                                                                      Percentage
                                                                      of Total
                                                       Aggregate       Aggregate
                                                        Unpaid         Unpaid
                                                       Principal      Principal
Originator                               Number         Balance        Balance
--------------------------------------- --------- ------------------- ----------
Wells Fargo Bank or Affiliate .........     1,855  $   959,503,704.06     95.95%
Other Originators .....................        81       40,504,118.36      4.05
                                        --------- ------------------- ---------
       Total ..........................     1,936  $ 1,000,007,822.42    100.00%
                                        ========= =================== =========


                                    PURPOSES
                                                                      Percentage
                                                                      of Total
                                                       Aggregate       Aggregate
                                                        Unpaid         Unpaid
                                                       Principal      Principal
Purpose                                  Number         Balance        Balance
--------------------------------------- --------- ------------------- ----------
Purchase ..............................     1,162  $   601,383,570.12     60.14%
Equity Take Out Refinance .............       467      230,540,845.91     23.05
Rate/Term Refinance ...................       307      168,083,406.39     16.81
                                        --------- ------------------- ---------
       Total ..........................     1,936  $ 1,000,007,822.42    100.00%
                                        ========= =================== =========


                                 OCCUPANCY TYPES
                                                                      Percentage
                                                                      of Total
                                                       Aggregate       Aggregate
                                                        Unpaid         Unpaid
                                                       Principal      Principal
Occupancy Type                           Number         Balance        Balance
--------------------------------------- --------- ------------------- ----------
Investment Property ...................         0  $             0.00      0.00%
Primary Residence .....................     1,741      895,997,586.49     89.60
Second Home ...........................       195      104,010,235.93     10.40
                                        --------- ------------------- ---------
       Total ..........................     1,936  $ 1,000,007,822.42    100.00%
                                        ========= =================== =========


                        MONTHS TO FIRST ADJUSTMENT DATE
                                                                      Percentage
                                                                      of Total
                                                       Aggregate       Aggregate
                                                        Unpaid         Unpaid
Months to First                                        Principal      Principal
Adjustment Date                          Number         Balance        Balance
--------------------------------------- --------- ------------------- ----------
109 ...................................         1  $       784,440.89      0.08%
113 ...................................         1           55,574.97      0.01
114 ...................................         4        1,626,780.16      0.16
115 ...................................         3        2,373,882.33      0.24
116 ...................................        22       11,918,468.85      1.19
117 ...................................        43       28,060,131.04      2.81
118 ...................................       297      162,377,762.78     16.24
119 ...................................     1,546      777,730,404.40     77.77
120 ...................................        19       15,080,377.00      1.51
                                        --------- ------------------- ---------
       Total ..........................     1,936  $ 1,000,007,822.42    100.00%
                                        ========= =================== =========


                                   RATE CEILINGS
                                                                      Percentage
                                                                      of Total
                                                       Aggregate       Aggregate
                                                        Unpaid         Unpaid
Range of                                               Principal      Principal
Rate Ceilings                            Number         Balance        Balance
--------------------------------------- --------- ------------------- ----------
9.500% to 9.749% ......................         3  $     1,086,768.64      0.11%
9.750% to 9.999% ......................        15        6,755,133.10      0.68
10.000% to 10.249% ....................        50       29,231,571.93      2.92
10.250% to 10.499% ....................       236      134,925,261.08     13.49
10.500% to 10.749% ....................       615      347,485,688.53     34.75
10.750% to 10.999% ....................       784      385,162,222.66     38.52
11.000% to 11.249% ....................       214       88,241,565.16      8.82
11.250% to 11.375% ....................        19        7,119,611.32      0.71
                                        --------- ------------------- ---------
       Total ..........................     1,936  $ 1,000,007,822.42    100.00%
                                        ========= =================== =========


                                   GROSS MARGINS
                                                                      Percentage
                                                                      of Total
                                                       Aggregate       Aggregate
                                                        Unpaid         Unpaid
Range of                                               Principal      Principal
Gross Margins                            Number         Balance        Balance
--------------------------------------- --------- ------------------- ----------
2.750% to 2.750% ......................     1,936  $ 1,000,007,822.42    100.00%
                                        --------- ------------------- ---------
       Total ..........................     1,936  $ 1,000,007,822.42    100.00%
                                        ========= =================== =========



Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[LOGO] Merrill Lynch                                             WFMBS 2005-AR14
--------------------------------------------------------------------------------


                     ORIGINAL COMBINED LOAN-TO-VALUE RATIOS
                                                                      Percentage
                                                                      of Total
Range of                                               Aggregate       Aggregate
Original Combined                                       Unpaid         Unpaid
Loan-to-Value                                          Principal      Principal
Ratios                                   Number         Balance        Balance
--------------------------------------- --------- ------------------- ----------
50% or less ...........................       153  $    72,834,229.61      7.28%
50.01% to 55.00% ......................        65       38,496,775.06      3.85
55.01% to 60.00% ......................        91       49,461,762.33      4.95
60.01% to 65.00% ......................       125       74,215,603.09      7.42
65.01% to 70.00% ......................       172      105,670,804.66     10.57
70.01% to 75.00% ......................       221      134,031,311.84     13.40
75.01% to 80.00% ......................       444      217,303,070.51     21.73
80.01% to 85.00% ......................        60       43,353,591.90      4.34
85.01% to 90.00% ......................       278      141,302,367.11     14.13
90.01% to 95.00% ......................       230       93,722,524.75      9.37
95.01% to 100.00% .....................        97       29,615,781.56      2.96
                                        --------- ------------------- ---------
       Total ..........................     1,936  $ 1,000,007,822.42    100.00%
                                        ========= =================== =========


                         REMAINING INTEREST ONLY TERMS
                                                                      Percentage
                                                                      of Total
                                                       Aggregate       Aggregate
                                                        Unpaid         Unpaid
Months to Fully Amortizing                             Principal      Principal
Adjustment Date                          Number         Balance        Balance
--------------------------------------- --------- ------------------- ----------
0 .....................................       437  $   233,583,731.62     23.36%
59 ....................................         2          764,000.00      0.08
116 ...................................        13        7,394,263.78      0.74
117 ...................................        30       20,488,230.62      2.05
118 ...................................       229      129,124,503.36     12.91
119 ...................................     1,217      599,236,831.04     59.92
120 ...................................         7        8,882,262.00      0.89
179 ...................................         1          534,000.00      0.05
                                        --------- ------------------- ---------
       Total ..........................     1,936  $ 1,000,007,822.42    100.00%
                                        ========= =================== =========



Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[LOGO] Merrill Lynch                                             WFMBS 2005-AR14
--------------------------------------------------------------------------------

                         Class A-1 Yield Table (To CPB)

--------------------------------------------------------------------------------------------------
                          15%             20%             25%             30%             35%
                          CPB             CPB             CPB             CPB             CPB
    Price (%)          Yield (%)       Yield (%)       Yield (%)       Yield (%)       Yield (%)
==================================================================================================
      100.76                 5.170           5.112           5.045           4.970           4.888
      100.78                 5.165           5.105           5.038           4.962           4.878
      100.80                 5.160           5.099           5.030           4.953           4.868
      100.82                 5.155           5.093           5.023           4.944           4.858
      100.84                 5.150           5.087           5.016           4.936           4.848
      100.86                 5.145           5.081           5.009           4.927           4.838
      100.88                 5.140           5.075           5.001           4.919           4.828
      100.90                 5.135           5.069           4.994           4.910           4.817
      100.92                 5.130           5.063           4.987           4.902           4.807
      100.94                 5.125           5.057           4.980           4.893           4.797
      100.96                 5.120           5.051           4.972           4.884           4.787

     WAL(yrs)                 4.77            3.88            3.18            2.64            2.22
  Payment Window     Aug05 - Jun15   Aug05 - Jun15   Aug05 - Jun15   Aug05 - Jun15   Aug05 - Jun15
--------------------------------------------------------------------------------------------------


                         Class A-2 Yield Table (To CPB)

---------------------------------------------------------------------------------------------------
                           15%             20%             25%             30%             35%
                           CPB             CPB             CPB             CPB             CPB
     Price (%)          Yield (%)       Yield (%)       Yield (%)       Yield (%)       Yield (%)
===================================================================================================
      100.65                  4.994           4.844           4.684           4.515           4.336
      100.67                  4.985           4.832           4.668           4.496           4.314
      100.69                  4.976           4.820           4.653           4.478           4.292
      100.71                  4.967           4.808           4.638           4.459           4.270
      100.73                  4.958           4.796           4.623           4.441           4.248
      100.75                  4.949           4.784           4.608           4.423           4.226
      100.77                  4.940           4.772           4.593           4.404           4.204
      100.79                  4.931           4.760           4.578           4.386           4.182
      100.81                  4.922           4.748           4.563           4.367           4.160
      100.83                  4.913           4.736           4.547           4.349           4.138
      100.85                  4.904           4.724           4.532           4.330           4.116

     WAL(yrs)                  2.44            1.79            1.40            1.14            0.95
  Payment Window      Aug05 - May11   Aug05 - Oct09   Aug05 - Nov08   Aug05 - Mar08   Aug05 - Oct07
---------------------------------------------------------------------------------------------------


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[LOGO] Merrill Lynch                                             WFMBS 2005-AR14
--------------------------------------------------------------------------------

                         Class A-3 Yield Table (To CPB)

-----------------------------------------------------------------------------------------------------
                           15%             20%             25%             30%             35%
                           CPB             CPB             CPB             CPB             CPB
     Price (%)          Yield (%)       Yield (%)       Yield (%)       Yield (%)       Yield (%)
=====================================================================================================
      100.81                  5.253           5.192           5.125           5.053           4.976
      100.83                  5.249           5.187           5.119           5.046           4.968
      100.85                  5.246           5.183           5.114           5.039           4.960
      100.87                  5.242           5.178           5.108           5.032           4.951
      100.89                  5.239           5.174           5.103           5.025           4.943
      100.91                  5.235           5.169           5.097           5.018           4.935
      100.93                  5.232           5.165           5.091           5.012           4.927
      100.95                  5.228           5.160           5.086           5.005           4.919
      100.97                  5.225           5.156           5.080           4.998           4.911
      100.99                  5.221           5.151           5.075           4.991           4.903
      101.01                  5.218           5.147           5.069           4.984           4.894

     WAL(yrs)                  7.01            5.15            4.00            3.21            2.66

  Payment Window      May11 - Dec13   Oct09 - Sep11   Nov08 - May10   Mar08 - May09   Oct07 - Sep08
-----------------------------------------------------------------------------------------------------


                         Class A-4 Yield Table (To CPB)

-----------------------------------------------------------------------------------------------------
                           15%             20%             25%             30%             35%
                           CPB             CPB             CPB             CPB             CPB
     Price (%)          Yield (%)       Yield (%)       Yield (%)       Yield (%)       Yield (%)
=====================================================================================================
      100.57                  5.331           5.315           5.288           5.254           5.217
      100.59                  5.329           5.312           5.284           5.250           5.212
      100.61                  5.326           5.309           5.281           5.245           5.207
      100.63                  5.323           5.306           5.277           5.241           5.202
      100.65                  5.321           5.303           5.273           5.237           5.197
      100.67                  5.318           5.300           5.270           5.232           5.192
      100.69                  5.315           5.297           5.266           5.228           5.187
      100.71                  5.313           5.294           5.263           5.224           5.181
      100.73                  5.310           5.291           5.259           5.219           5.176
      100.75                  5.307           5.288           5.255           5.215           5.171
      100.77                  5.305           5.285           5.252           5.211           5.166

     WAL(yrs)                  9.68            8.33            6.73            5.42            4.48

  Payment Window      Dec13 - Jun15   Sep11 - Jun15   May10 - May15   May09 - Jul13   Sep08 - Feb12
-----------------------------------------------------------------------------------------------------


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[LOGO] Merrill Lynch                                             WFMBS 2005-AR14
--------------------------------------------------------------------------------


                         Class A-5 Yield Table (To CPB)

-----------------------------------------------------------------------------------------------------
                           15%             20%             25%             30%             35%
                           CPB             CPB             CPB             CPB             CPB
     Price (%)          Yield (%)       Yield (%)       Yield (%)       Yield (%)       Yield (%)
=====================================================================================================
      100.03                  5.405           5.405           5.405           5.403           5.397
      100.05                  5.403           5.403           5.403           5.400           5.394
      100.07                  5.400           5.400           5.400           5.397           5.391
      100.08                  5.397           5.397           5.397           5.394           5.388
      100.11                  5.395           5.395           5.395           5.392           5.385
      100.13                  5.392           5.392           5.392           5.389           5.382
      100.15                  5.389           5.389           5.389           5.386           5.379
      100.17                  5.387           5.387           5.387           5.383           5.376
      100.19                  5.384           5.384           5.384           5.381           5.373
      100.21                  5.381           5.381           5.381           5.378           5.370
      100.22                  5.379           5.379           5.379           5.375           5.367

     WAL(yrs)                  9.91            9.91            9.91            9.36            8.34

  Payment Window      Jun15 - Jun15   Jun15 - Jun15   May15 - Jun15   Jul13 - Jun15   Feb12 - Jun15
-----------------------------------------------------------------------------------------------------


                         Class A-6 Yield Table (To CPB)

-----------------------------------------------------------------------------------------------------
                           15%             20%             25%             30%             35%
                           CPB             CPB             CPB             CPB             CPB
     Price (%)          Yield (%)       Yield (%)       Yield (%)       Yield (%)       Yield (%)
=====================================================================================================
      100.12                  5.333           5.308           5.279           5.247           5.211
      100.14                  5.328           5.302           5.272           5.238           5.201
      100.16                  5.323           5.296           5.264           5.229           5.191
      100.18                  5.318           5.289           5.257           5.221           5.180
      100.20                  5.313           5.283           5.250           5.212           5.170
      100.22                  5.308           5.277           5.242           5.203           5.160
      100.24                  5.303           5.271           5.235           5.195           5.150
      100.26                  5.298           5.265           5.228           5.186           5.140
      100.28                  5.292           5.259           5.220           5.177           5.130
      100.30                  5.287           5.252           5.213           5.169           5.120
      100.32                  5.282           5.246           5.206           5.160           5.109

     WAL(yrs)                  4.77            3.88            3.18            2.64            2.22

  Payment Window      Aug05 - Jun15   Aug05 - Jun15   Aug05 - Jun15   Aug05 - Jun15   Aug05 - Jun15
-----------------------------------------------------------------------------------------------------


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[LOGO] Merrill Lynch                                             WFMBS 2005-AR14
--------------------------------------------------------------------------------


                         Class B-1 Yield Table (To CPB)

-----------------------------------------------------------------------------------------------------
                           15%             20%             25%             30%             35%
                           CPB             CPB             CPB             CPB             CPB
     Price (%)          Yield (%)       Yield (%)       Yield (%)       Yield (%)       Yield (%)
=====================================================================================================
      100.50                  5.319           5.296           5.274           5.253           5.231
      100.52                  5.316           5.292           5.270           5.249           5.226
      100.54                  5.313           5.288           5.265           5.244           5.221
      100.56                  5.309           5.284           5.261           5.239           5.215
      100.58                  5.306           5.281           5.257           5.235           5.210
      100.60                  5.303           5.277           5.253           5.230           5.205
      100.62                  5.300           5.273           5.249           5.225           5.200
      100.64                  5.297           5.270           5.244           5.221           5.195
      100.66                  5.293           5.266           5.240           5.216           5.189
      100.68                  5.290           5.262           5.236           5.211           5.184
      100.70                  5.287           5.258           5.232           5.207           5.179

     WAL(yrs)                  7.89            6.59            5.69            5.04            4.47

  Payment Window      Aug05 - Jun15   Aug05 - Jun15   Aug05 - Jun15   Aug05 - Jun15   Aug05 - Jun15
-----------------------------------------------------------------------------------------------------


                         Class B-2 Yield Table (To CPB)

-----------------------------------------------------------------------------------------------------
                           15%             20%             25%             30%             35%
                           CPB             CPB             CPB             CPB             CPB
     Price (%)          Yield (%)       Yield (%)       Yield (%)       Yield (%)       Yield (%)
=====================================================================================================
       99.55                  5.471           5.474           5.476           5.478           5.480
       99.57                  5.468           5.470           5.472           5.473           5.475
       99.59                  5.465           5.466           5.467           5.469           5.470
       99.61                  5.462           5.462           5.463           5.464           5.464
       99.63                  5.459           5.459           5.459           5.459           5.459
       99.65                  5.455           5.455           5.455           5.454           5.454
       99.67                  5.452           5.451           5.450           5.449           5.449
       99.69                  5.449           5.447           5.446           5.445           5.443
       99.71                  5.446           5.444           5.442           5.440           5.438
       99.73                  5.442           5.440           5.437           5.435           5.433
       99.75                  5.439           5.436           5.433           5.431           5.428

     WAL(yrs)                  7.89            6.59            5.69            5.04            4.47

  Payment Window      Aug05 - Jun15   Aug05 - Jun15   Aug05 - Jun15   Aug05 - Jun15   Aug05 - Jun15
-----------------------------------------------------------------------------------------------------


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[LOGO] Merrill Lynch                                             WFMBS 2005-AR14
--------------------------------------------------------------------------------


                         Class B-3 Yield Table (To CPB)

-----------------------------------------------------------------------------------------------------
                           15%             20%             25%             30%             35%
                           CPB             CPB             CPB             CPB             CPB
     Price (%)          Yield (%)       Yield (%)       Yield (%)       Yield (%)       Yield (%)
=====================================================================================================
       96.90                  5.907           5.983           6.054           6.120           6.194
       96.92                  5.904           5.979           6.049           6.116           6.189
       96.94                  5.900           5.975           6.045           6.111           6.183
       96.96                  5.897           5.971           6.040           6.106           6.178
       96.98                  5.894           5.967           6.036           6.101           6.172
       97.00                  5.890           5.964           6.032           6.096           6.167
       97.02                  5.887           5.960           6.027           6.091           6.161
       97.04                  5.884           5.956           6.023           6.086           6.156
       97.06                  5.880           5.952           6.018           6.081           6.150
       97.08                  5.877           5.948           6.014           6.076           6.145
       97.10                  5.874           5.944           6.009           6.071           6.139

     WAL(yrs)                  7.89            6.59            5.69            5.04            4.47

  Payment Window      Aug05 - Jun15   Aug05 - Jun15   Aug05 - Jun15   Aug05 - Jun15   Aug05 - Jun15
-----------------------------------------------------------------------------------------------------


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.
                                                                              19